UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 30, 2006


                                 CBS CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                         001-09553              04-2949533
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)       Identification Number)


                     51 West 52nd Street, New York, NY              10019
                 (Address of principal executive offices)         (Zip Code)


                                 (212) 975-4321
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

         On March 30, 2006, the Compensation Committee of the Board of Directors of CBS Corporation (the "Company") established the performance criteria to be used with respect to the vesting of annual grants of performance-based restricted share units with time vesting to be issued in 2006 under the Company's 2004 Long-Term Management Incentive Plan, as amended and restated (the "LTMIP"), other than any such restricted share units to be issued pursuant to existing employment agreements. The performance criteria relates to the achievement over a one-year performance period ending December 31, 2006 of a specified level of "Free Cash Flow" as defined in the LTMIP. A copy of the LTMIP has been filed with the Securities and Exchange Commission as Exhibit 10(e) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CBS CORPORATION
                                  (Registrant)


                                 By:  /s/ Louis J. Briskman
                                    --------------------------------------------
                                    Louis J. Briskman
                                    Executive Vice President and General Counsel


Date:  April 5, 2006



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